UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2019

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	FGP	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2019, Ferrellgas Partners, L.P., a Delaware limited partnership (the “Company”) entered into an indemnification agreement (an “Indemnification Agreement”) with its directors and executive officers (each an “Indemnitee”) of the Company’s general partner, Ferrellgas, Inc. (the “General Partner”).

Under the Indemnification Agreement, consistent with Section 6.7 of the Company’s Fifth Amended and Restated Agreement of Limited Partnership, the Company has agreed, among other things, to hold harmless and indemnify each Indemnitee, under the circumstances and to the extent provided therein, to the maximum extent provided by Delaware law, as such may be amended from time to time. The Indemnitee shall be indemnified against all Expenses (as defined therein), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, in connection with any such proceeding or any claim, issue or matter therein. Indemnitee shall be entitled to the rights of indemnification as provided if, by reason of Indemnitee’s status as an officer, director, employee, agent or fiduciary of the Company, the Indemnitee is, or is threatened to be made, a party to or participant in any proceeding brought by or in the right of the Company, including, without limitation, all liability arising out of the negligence of or attributed to Indemnitee. Under the Indemnification Agreement, the Company has also agreed to advance to the Indemnitee all expenses incurred by the Indemnitee in connection with any proceeding by reason of the Indemnitee’s status as an officer, director, agent or representative. The Indemnification Agreement also establishes various related procedures and processes and generally requires the maintenance of directors and officers liability insurance coverage to the maximum extent permitted by applicable law.

Each Indemnification Agreement is identical in all material respects. The foregoing summary of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a form of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

Date: November 22, 2019	By:	/s/ William E. Ruisinger
Chief Financial Officer

Ferrellgas Partners Finance Corp.

Date: November 22, 2019	By:	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director

Ferrellgas, L.P.

Date: November 22, 2019	By:	/s/ William E. Ruisinger
Chief Financial Officer

Ferrellgas Finance Corp.

Date: November 22, 2019	By:	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director